UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 8, 1996



                                    MFB Corp.
             (Exact name of registrant as specified in its charter)



                                     INDIANA
                 (State of other jurisdiction of incorporation)

          0-23374                                    35-1907258
 (Commission File Number)                   (IRS Employer Identification No.)


         121 South Church Street
         Post Office Box 528
         Mishawaka, Indiana                                 46544
(Address of principal executive offices)                 (Zip Code)



        Registrants telephone number, including area code: (219) 255-3146







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Item 5.  Other Events.

     Pursuant to General Instruction F to Form 8-K, the press release issued October 8, 1996, regarding (i) the Corporation's adoption of a stock repurchase program for up to an additional 5% of the Corporation's outstanding capital stock, (ii) the Corporation's adoption of a shareholder rights plan and (iii) the impact of the special Savings Association Insurance Fund ("SAIF") assessment and related changes in SAIF premiums is attached hereto as Exhibit 99(1). The Rights Agreement between MFB Corp. and Registrar and Transfer Company dated as of October 1, 1996 is attached to the Corporation's Form 8-A filed with the Securities and Exchange Commission by EDGAR on October 8, 1996.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit 99(1) - Press Release dated October 8, 1996.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 /s/ Charles J. Viater
                                                 -------------------------------
                                                 Charles J. Viater, President


Dated: October 8, 1996